Savings Plan	12 Months Ended
Jan. 01, 2012
Savings Plan [Abstract]
Savings Plan

11.     Savings Plan

The Company has voluntary 401(k) savings plans designed to enhance the existing retirement programs covering eligible employees. The Company matches a percentage of each employee’s contributions consistent with the provisions of the plan for which he/she is eligible. Total Company matching contributions to the plans were $157 million, $157 million and $163 million in 2011, 2010 and 2009, respectively.